UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-7396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	February 28

Date of reporting period:	November 30, 2012

ITEM 1.                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

FORM N-Q

NOVEMBER 30, 2012

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 86.9%
CONSUMER DISCRETIONARY — 16.4%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	260,000		$265,200
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	170,000	EUR	240,992	(a)
Total Auto Components					506,192
Automobiles — 0.6%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,270,000		1,404,937
Escrow GCB General Motors	—	—	1,325,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	760,000		0	*(b)(c)(d)(e)
Escrow GCB General Motors	—	—	1,880,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		327,700	(a)
Total Automobiles					1,732,637
Diversified Consumer Services — 0.8%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	540,000		553,500	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000		743,650
ServiceMaster Co., Senior Notes	8.000%	2/15/20	400,000		409,000
ServiceMaster Co., Senior Notes	7.000%	8/15/20	660,000		649,275	(a)
Total Diversified Consumer Services					2,355,425
Hotels, Restaurants & Leisure — 6.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	650,000		679,250	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	700,666		627,552	(a)(b)(d)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	50,000		50,625
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,140,000		1,128,600	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,149,000		1,660,102
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	729,000		786,864
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		848,925	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	750,000		753,750	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000		788,400	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	533,938		573,983	(a)(f)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	270,000		506	(a)(g)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	890,000		818,800	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	730,000		777,450	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	690,000		715,013	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	840,000		877,800
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000		101,025
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	450,000		479,250	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,310,000		1,251,050	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,410,000		1,563,338
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,120,000		1,276,800
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	560,000		606,900
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	200,000		215,500	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,118,150
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	515,000		512,425	(a)(e)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	183,000		$185,745	(a)
Total Hotels, Restaurants & Leisure					18,397,803
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	640,000		652,800	(a)
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	810,000		873,788
Media — 5.7%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		311,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	550,000		596,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000		1,943,600
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,100,000		918,500	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	550,000		555,500	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		250,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	520,000		512,200
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		67,900
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	210,000		232,050	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000		64,950
DISH DBS Corp., Senior Notes	7.875%	9/1/19	700,000		831,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	310,000		351,850
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	900,000		967,500
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	710,000		669,175	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000		1,056,000	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,060,000		938,100	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	330,000		341,550	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000		745,200	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000		761,475	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	500,000		507,500	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,200,000	EUR	1,529,448	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000		460,737	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,702,909	(a)
Total Media					16,315,894
Multiline Retail — 0.5%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	140,000		139,475
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	430,000		414,950	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	755,000		747,450
Total Multiline Retail					1,301,875
Specialty Retail — 1.5%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		732,375
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000		1,124,550	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,280,000		1,180,800
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	670,000		702,662
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	630,000		670,950	(a)
Total Specialty Retail					4,411,337

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	440,000	$471,900	(a)
TOTAL CONSUMER DISCRETIONARY				47,019,651
CONSUMER STAPLES — 1.8%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,050,000	1,127,438	(a)
Food Products — 0.7%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	350,000	374,500	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000	1,588,275	(a)
Total Food Products				1,962,775
Household Products — 0.2%
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	210,000	218,400	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	360,000	378,000	(a)
Total Household Products				596,400
Personal Products — 0.0%
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	120,000	135,300
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,310,000	1,364,037
TOTAL CONSUMER STAPLES				5,185,950
ENERGY — 13.7%
Energy Equipment & Services — 2.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	410,000	439,725
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	670,000	685,075	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	470,000	498,200	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	1,410,000	1,505,175	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	963,000
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	580,000	611,900	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	882,825
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	401,000	442,102
Total Energy Equipment & Services				6,028,002
Oil, Gas & Consumable Fuels — 11.6%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,050,000	1,065,750
Arch Coal Inc., Senior Notes	9.875%	6/15/19	370,000	374,625	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	292,600	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	860,000	890,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	600,000	649,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	200,000	216,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	400,000	436,000	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	420,000	428,400
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	1,404,000	1,409,265
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	270,000	291,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	200,000	208,125
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	610,000	651,175
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	922,350
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,156,259	887,429	(a)(b)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	220,000	239,800
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,030,000	1,055,750	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	791,030
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	830,000	946,200

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	840,000	$952,058	(e)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	410,000	462,777	(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	460,000	437,000
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	880,000	937,200	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	470,000	487,625	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	300,000	315,375	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	760,000	832,200
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	470,000	484,100	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	40,000	43,700
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000	694,600
Offshore Group Investment Ltd., Senior Secured Notes	7.500%	11/1/19	300,000	303,000	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	280,000	110,600	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,735,000	711,350	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	650,000	663,813	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	310,000	334,800
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	90,000	97,875
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	685,000	732,094
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	812,000
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	140,000	144,900
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000	278,750	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,855,000	1,850,362
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	170,000	187,850
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,700,000	1,806,250	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	280,000	293,300
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	540,000	564,300
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	515,100	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000	310,000	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	1,070,000	1,131,525
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000	775,776
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000	2,903,275
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	560,000	562,800
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,350,000	735,750	(a)
Total Oil, Gas & Consumable Fuels				33,228,304
TOTAL ENERGY				39,256,306
FINANCIALS — 8.0%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000	747,894
Commercial Banks — 2.0%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,060,000	1,427,666	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	390,000	397,226
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	510,000	531,038	(a)(e)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,470,000	1,464,121	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	170,000	231,821	(a)(e)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000	675,025	(e)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	520,000	537,133
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000	616,425	(a)
Total Commercial Banks				5,880,455
Consumer Finance — 1.0%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,160,000	1,160,000
Ally Financial Inc., Senior Notes	8.000%	3/15/20	760,000	938,600

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance — continued
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	$651,408
Total Consumer Finance					2,750,008
Diversified Financial Services — 3.9%
Bank of America Corp., Senior Notes	6.500%	8/1/16	280,000		325,506
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,602,000		1,782,225
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	440,000		444,400
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,010,000		1,041,562
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		2,935,800
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000		2,117,383
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	910,000		947,538	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	260,000		263,900	(a)(f)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	750,000		795,000
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		535,000	(a)(e)
Total Diversified Financial Services					11,188,314
Insurance — 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000		1,160,385
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	3/31/13	250,000		239,860	(e)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		546,350	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000		442,800	(a)
Total Insurance					2,389,395
TOTAL FINANCIALS					22,956,066
HEALTH CARE — 5.3%
Health Care Equipment & Supplies — 0.1%
Hologic Inc., Senior Notes	6.250%	8/1/20	380,000		405,650	(a)
Health Care Providers & Services — 4.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	720,000		867,600
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	690,000		733,125
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	530,000		622,750
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,310,000		1,432,812
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,535,000		2,471,625
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	440,000		443,300	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	510,000		543,150
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,170,000		1,330,875
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000		393,550	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000		2,051,875
HCA Inc., Notes	7.690%	6/15/25	490,000		502,250
HCA Inc., Senior Secured Notes	7.875%	2/15/20	470,000		530,512
HCA Inc., Senior Secured Notes	7.250%	9/15/20	250,000		280,000
INC Research LLC, Senior Notes	11.500%	7/15/19	280,000		284,200	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	220,000		218,900	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	327,000		374,415
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	520,000		585,000
US Oncology Inc. Escrow	—	—	615,000		12,300	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	370,000		386,188
Total Health Care Providers & Services					14,064,427
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	540,000		575,100	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Pharmaceuticals — continued
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	300,000	$320,250	(a)
Total Pharmaceuticals				895,350
TOTAL HEALTH CARE				15,365,427
INDUSTRIALS — 15.6%
Aerospace & Defense — 1.5%
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000	587,125
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,460,000	1,598,700
Triumph Group Inc., Senior Notes	8.625%	7/15/18	480,000	537,600
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,605,000	1,741,425	(a)
Total Aerospace & Defense				4,464,850
Airlines — 1.7%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	384,741	396,283	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	68,206
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	83,387	91,101
Continental Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	400,000	420,000
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	469,701	488,489
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,345,000	2,421,213	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	30,797	32,065
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	295,197	322,857
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	202,701	227,026
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	80,000	83,200	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	328,000	333,330	(a)
Total Airlines				4,883,770
Building Products — 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	705,200	698,148	(a)(d)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	258,600	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	570,000	625,575	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	810,000	925,425	(a)
Total Building Products				2,507,748
Commercial Services & Supplies — 2.6%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	106,800	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,570,000	1,201,050	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,160,000	1,154,200
Geo Group Inc., Senior Notes	7.750%	10/15/17	980,000	1,063,300
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	526,400	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,430,000	1,472,900
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	495,000
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	890,000	938,950	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	470,000	495,850	(a)
Total Commercial Services & Supplies				7,454,450
Construction & Engineering — 0.4%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	800,000	716,000	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	550,000	543,909	(b)(d)
Total Construction & Engineering				1,259,909
Electrical Equipment — 0.8%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	700,000	693,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Electrical Equipment — continued
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000	$564,200	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	980,000	1,006,950	(a)
Total Electrical Equipment				2,264,150
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	964,750
Machinery — 1.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,240,000	1,326,800	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	690,000	746,925	(a)
Mirror PIK SA, Senior Notes	9.000%	11/1/16	1,320,000	1,339,800	(a)(f)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	490,000	526,750	(a)
Total Machinery				3,940,275
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	823,673	827,792
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	524,000	518,760
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,630,000	1,540,350
Total Marine				2,886,902
Road & Rail — 2.3%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,580,223	1,576,272	(f)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	1,328,000	1,417,640	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	571,000	631,669
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,020,000	1,132,200
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,620,000	1,757,700
Total Road & Rail				6,515,481
Trading Companies & Distributors — 1.1%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	790,000	845,300	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	750,000	795,000	(a)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	24,000	25,950	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,416,000	1,573,530	(a)
Total Trading Companies & Distributors				3,239,780
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	1,770,000	1,398,300	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	900,000	891,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,620,000	1,676,700	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	110,000	113,850	(a)
Total Transportation				4,079,850
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	470,000	500,550	(a)
TOTAL INDUSTRIALS				44,962,465
INFORMATION TECHNOLOGY — 3.1%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	610,000	634,400	(a)
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	1,500,000	1,453,710
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,830,000	2,127,375	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		$592,650
IT Services — 1.1%
First Data Corp., Secured Notes	8.250%	1/15/21	110,000		110,275	(a)
First Data Corp., Senior Notes	10.550%	9/24/15	2,768,178		2,858,144
First Data Corp., Senior Notes	11.250%	3/31/16	210,000		208,425
Total IT Services					3,176,844
Semiconductors & Semiconductor Equipment— 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	180,000		151,650	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	436,000		450,715
Total Semiconductors & Semiconductor Equipment					602,365
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	310,000		296,050	(a)
TOTAL INFORMATION TECHNOLOGY					8,883,394
MATERIALS — 9.3%
Chemicals — 0.8%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	103,000		115,360	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	700,000		749,840	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	582,000	EUR	723,805	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	250,000	EUR	351,149	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	200,000	EUR	280,919	(a)
Total Chemicals					2,221,073
Containers & Packaging — 3.4%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,150,100	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	340,000	EUR	474,467	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	680,000		734,400	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	640,000	EUR	848,999	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	680,000		715,700	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,260,000		1,307,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	670,000		685,075
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,070,000		1,107,450
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,270,000		1,352,550
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,380,000		1,428,300	(a)
Total Containers & Packaging					9,804,291
Metals & Mining — 4.1%
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		503,783
ArcelorMittal, Senior Notes	6.000%	3/1/21	760,000		759,867
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	750,000		768,750	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	430,000		435,375	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,210,000		1,243,275	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — continued
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,050,000	$1,031,625	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,060,000	1,297,800	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	480,000	405,600	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	800,000	724,000	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	90,000	101,250
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	630,000	661,500	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	280,000	267,050	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,110,000	1,103,062	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000	388,500	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	520,000	475,800	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	920,000	832,600
Thompson Creek Metals Co. Inc., Senoir Secured Notes	9.750%	12/1/17	740,000	773,300
Total Metals & Mining				11,773,137
Paper & Forest Products — 1.0%
Ainsworth Lumber Co. Ltd., Senior Secured Notes	7.500%	12/15/17	220,000	227,425	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,072,000	2,217,040
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	498,000	321,210	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	70,000	72,450	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	610,000	198,250
Total Paper & Forest Products				3,036,375
TOTAL MATERIALS				26,834,876
TELECOMMUNICATION SERVICES — 7.8%
Diversified Telecommunication Services — 4.6%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000	110,400
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	750,000	817,500	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000	246,100	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,050,000	1,124,813
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	370,000	397,750
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,670,000	1,776,462
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	920,000	1,003,950
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,035,000	1,143,675
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	100,000	103,875	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000	287,300	(a)
West Corp., Senior Notes	8.625%	10/1/18	650,000	674,375
West Corp., Senior Subordinated Notes	11.000%	10/15/16	470,000	492,325
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	600,000	616,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,992,721	1,977,776	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,420,000	2,510,750
Total Diversified Telecommunication Services				13,283,551
Wireless Telecommunication Services — 3.2%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	50,000	54,250
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	870,000	923,288
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	400,000	414,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,025,000	4,799,812
Sprint Nextel Corp.	6.000%	12/1/16	60,000	65,400
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,480,000	1,827,800	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	890,000	954,525
Total Wireless Telecommunication Services				9,039,075
TOTAL TELECOMMUNICATION SERVICES				22,322,626

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
UTILITIES — 5.9%
Electric Utilities — 1.3%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,190,000	$1,300,075
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	199,541	217,998
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,560,000	1,669,200
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	415,816	390,867	(i)
Total Electric Utilities				3,578,140
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	795,500
Independent Power Producers & Energy Traders — 4.3%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	650,000	685,750
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	108,000	120,420	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	738,000	826,560	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	7,200	(b)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	2,190,000	2,239,275	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	470,000	484,100	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,339,000	1,499,680
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	950,000	973,750	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,930,000	2,016,850	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,635,000	2,793,100
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	84,056	91,831
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	623,548	692,139
Total Independent Power Producers & Energy Traders				12,430,655
TOTAL UTILITIES				16,804,295
TOTAL CORPORATE BONDS & NOTES (Cost — $237,099,789)				249,591,056
COLLATERALIZED SENIOR LOANS — 2.5%
CONSUMER DISCRETIONARY — 1.1%
Hotels, Restaurants & Leisure — 1.1%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	829,500	864,754	(j)
Equinox Fitness Clubs, 2nd Lien Term Loan	—	5/16/20	710,000	711,775	(k)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,460,000	1,449,050	(j)
TOTAL CONSUMER DISCRETIONARY				3,025,579
CONSUMER STAPLES — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., 2nd Lien Term Loan	9.500%	10/10/17	300,000	306,937	(j)
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	540,000	531,948	(j)
INDUSTRIALS — 0.5%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,190,000	1,204,875	(j)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	124,967	124,967	(d)(j)
Trico Shipping AS, New Term Loan B	—	5/13/14	220,026	220,026	(d)(k)
Total Marine				344,993
TOTAL INDUSTRIALS				1,549,868

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., 2nd Lien Term Loan	10.250%	10/2/19	680,000	$673,200	(j)
MATERIALS — 0.2%
Chemicals — 0.2%
Kronos Inc., 2nd Lien New Term Loan	9.750%	4/24/20	540,000	541,350	(j)
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	681,721	698,764	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $7,113,141)				7,327,646
CONVERTIBLE BONDS & NOTES — 0.1%
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc. (Cost - $215,085)	6.500%	6/30/29	250,000	206,562

			SHARES
COMMON STOCKS — 2.7%
CONSUMER DISCRETIONARY — 0.5%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,919	93,838	*(b)(d)
Media — 0.5%
Charter Communications Inc., Class A Shares			19,169	1,358,124	*
TOTAL CONSUMER DISCRETIONARY				1,451,962
ENERGY — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			151,493,610	1,666,127	*(b)(d)
FINANCIALS — 1.0%
Real Estate Management & Development — 1.0%
Realogy Holdings Corp.			87,806	3,081,016	(b)(d)
INDUSTRIALS — 0.6%
Marine — 0.6%
DeepOcean Group Holding AS			58,920	1,119,907	*(b)(d)
Horizon Lines Inc., Class A Shares			417,516	563,647	*
TOTAL INDUSTRIALS				1,683,554
UTILITIES — 0.0%
Independent Power Producers & Energy Traders — 0.0%
Dynegy Inc.			2,743	50,745	*
TOTAL COMMON STOCKS (Cost — $7,134,083)				7,933,404
CONVERTIBLE PREFERRED STOCKS — 0.4%
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
Citigroup Inc. (Cost - $1,059,651)	7.500%		10,400	1,043,640
PREFERRED STOCKS — 1.6%
FINANCIALS — 1.5%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%		13,036	322,511
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		100,348	2,614,065	(e)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2012

SECURITY	RATE		SHARES	VALUE
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%		46,675	$1,306,900	(e)
TOTAL FINANCIALS				4,243,476
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		2,487	257,405	(a)(b)(e)
TOTAL PREFERRED STOCKS (Cost — $4,198,409)				4,500,881

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Charter Communications Inc.		11/30/14	1,790	40,723	*
Jack Cooper Holdings Corp.		12/15/17	1,198	129,384	*
Jack Cooper Holdings Corp.		5/6/18	558	60,264	*
Nortek Inc.		12/7/14	3,364	16,820	*(b)(d)
SemGroup Corp.		11/30/14	5,719	79,780	*(d)
TOTAL WARRANTS (Cost — $76,978)				326,971
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $256,897,136)				270,930,160

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 3.8%
U.S. Government Agencies — 1.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $2,749,751)	0.155%	12/24/12	2,750,000	2,749,725	(l)
Repurchase Agreements — 2.8%
Barclays Capital Inc. repurchase agreement dated 11/30/12; Proceeds at maturity- $8,100,101; (Fully collateralized by U.S. government obligations, 0.625% due 8/31/17; Market Value - $8,255,503) (Cost - $8,100,000)	0.150%	12/3/12	8,100,000	8,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $10,849,751)				10,849,725
TOTAL INVESTMENTS — 98.1% (Cost — $267,746,887#)				281,779,885
Other Assets in Excess of Liabilities — 1.9%				5,551,765
TOTAL NET ASSETS — 100.0%				$287,331,650

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	Value is less than $1.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The coupon payment on these securities is currently in default as of November 30, 2012.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Subsequent to November 30, 2012, the issuer filed for bankruptcy.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this loan is unfunded as of November 30, 2012. The interest rate for fully unfunded term loans is to be determined.
(l)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
EUR	-	Euro

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$247,524,966	$2,066,090	$249,591,056
Collateralized senior loans	—	7,327,646	—	7,327,646
Convertible bonds & notes	—	206,562	—	206,562
Common stocks:
Consumer discretionary	$1,358,124	—	93,838	1,451,962
Energy	—	—	1,666,127	1,666,127
Financials	—	—	3,081,016	3,081,016
Industrials	563,647	—	1,119,907	1,683,554
Utilities	50,745	—	—	50,745
Convertible preferred stocks	1,043,640	—	—	1,043,640
Preferred stocks:
Financials	4,243,476	—	—	4,243,476
Industrials	—	257,405	—	257,405
Warrants	—	310,151	16,820	326,971
Total long-term investments	$7,259,632	$255,626,730	$8,043,798	$270,930,160
Short-term investments†	—	10,849,725	—	10,849,725
Total investments	$7,259,632	$266,476,455	$8,043,798	$281,779,885

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$120,326	—	$120,326
Credit default swaps on credit indices - buy protection‡	—	386,760	—	386,760
Total	—	$507,086	—	$507,086

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

								PREFERRED
				COMMON STOCKS				STOCKS
	CORPORATE		CONVERTIBLE
	BONDS &	COLLATERALIZED	BONDS &	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	SENIOR LOANS	NOTES	DISCRETIONARY	ENERGY	FINANCIALS	INDUSTRIALS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of February 29, 2012	$2,323,878	$2,570,294	$697,098	$93,838	$1,301,874	$—	957,450	$249,943	$168,522	$8,362,897
Accrued premiums/discounts	13,373	—	2,099	—	—	—	—	—	—	15,472
Realized gain (loss)(1)	(258,728)	—	—	—	—	—	—	—	—	(258,728)
Change in unrealized appreciation (depreciation)(2)	238,217	—	632,404	—	262,346	710,254	$162,457	7,461	78,669	2,091,808
Purchases	724,521	—	—	—	101,907	2,370,762	—		—	3,197,190
Sales	(982,371)	(2,570,294)	(1,331,601)	—	—	—	—	—	(0)	(4,884,266)
Transfers into Level 3 (3)	7,200	—	—	—	—	—	—	—	—	7,200
Transfers out of Level 3(4)	—	—	—	—	—	—	—	(257,404)	(230,371)	(487,775)
Balance as of November 30, 2012	$2,066,090	—	—	$93,838	$1,666,127	$3,081,016	$1,119,907	—	$16,820	$8,043,798
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2012(2)	$182,579	—	—	—	$262,346	$710,254	$162,457	—	$9,251	$1,326,887

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 11/30/12 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Weighted Average	Impact to Valuation from an Increase in Input*
Equity Securities	$3,081	Market approach	Liquidity discount	7%	Decrease

* This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to schedule of investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended November 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event.

Notes to schedule of investments (unaudited) (continued)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to schedule of investments (unaudited) (continued)

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2012, the Fund held forward foreign currency contracts and credit default swaps, with credit related contingent features which had a liability position of $507,086. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of November 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $360,000, which could be used to reduce the required payment.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,844,398
Gross unrealized depreciation	(7,811,400)
Net unrealized appreciation	$14,032,998

Notes to schedule of investments (unaudited) (continued)

During the period ended November 30, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of February 29, 2012	$61,730,200	$1,095,518
Options written	91,418,000	545,334
Options closed	(47,118,400)	(937,656)
Options exercised	(17,879,400)	(105,405)
Options expired	(88,150,400)	(597,791)
Written options, outstanding as of November 30, 2012	—	—

At November 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Sell:
Euro	Citibank, N.A.	150,000	$195,228	2/15/13	$(2,262)
Euro	Citibank, N.A.	4,223,143	5,496,488	2/15/13	(112,995)
Euro	Royal Bank of Scotland PLC	265,481	345,528	2/15/13	(5,069)
Net unrealized loss on open forward foreign currency contracts					$(120,326)

At November 30 2012, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION

Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	$2,435,400	6/20/17	5.000% quarterly	$(29,341)	$10,959	$(40,300)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	8,118,000	6/20/17	5.000% quarterly	(97,800)	36,531	(134,331)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	1,782,000	6/20/17	5.000% quarterly	(21,468)	9,266	(30,734)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,056,000	12/20/16	5.000% quarterly	(24,580)	26,454	(51,034)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,728,000	12/20/16	5.000% quarterly	(40,222)	41,484	(81,706)
BNP Paribas (Markit CDX.NA.HY.18 Index)	4,950,000	6/20/17	5.000% quarterly	(59,634)	203,795	(263,429)
BNP Paribas (Markit CDX.NA.HY.18 Index)	5,544,000	6/20/17	5.000% quarterly	(66,790)	69,154	(135,944)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	2,016,000	12/20/16	5.000% quarterly	(46,925)	52,607	(99,532)
Total	$27,629,400			$(386,760)	$450,250	$(837,010)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a

Notes to schedule of investments (unaudited) (continued)

deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP  requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2012.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	$(120,326)	—	$(120,326)
Credit Risk	—	$(386,760)	(386,760)
Total	$(120,326)	$(386,760)	$(507,086)

During the period ended November 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$263,683
Written options†	217,211
Forward foreign currency contracts (to sell)	4,222,791
Futures contracts (to sell) †	7,424,472

Average notional balance
Credit default swap contracts (to buy protection)	$14,192,280

† At November 30, 2012, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: January 25, 2013